SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 AMENDMENT NO. 2
                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 29, 2004
                        (Date of Earliest Event Reported)

                                 TIMELINE, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Washington                 1-13524                31-1590734
(State or Other Jurisdiction  (Commission File No.)        (IRS Employer
       of Incorporation                               Identification Number)

                        3055 112th Avenue N.E., Ste. 106
                           Bellevue, Washington 98004
             (Address of Principal Executive Offices, including zip)


                                 (425) 822-3140
              (Registrant's Telephone Number, including area code)

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ITEM 4. CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        As previously reported on Form 8-K filed July 8, 2004, as amended July 16, 2004, on June 29, 2004, Timeline, Inc., a Washington corporation (the "Company"), notified KPMG LLP that KPMG LLP would be dismissed as its independent registered public accountants upon completion and filing of the Company's proxy statement for the fiscal year ended March 31, 2004. Subsequently, on July 27, 2004, the Company filed with the Securities and Exchange Commission its proxy statement for the fiscal year ended March 31, 2004, and the Company's client-auditor relationship with KPMG LLP has now ceased.

        On June 30, 2004, the Company entered into an engagement agreement with Williams & Webster P.S. ("Williams & Webster") to serve as the Company's new independent registered public accountants for the fiscal year ending March 31, 2005. Williams & Webster has commenced its engagement with its review of the Company's financial statements for the quarter ended June 30, 2004.

        The decision to engage Williams & Webster and to replace KPMG LLP as the Company's independent registered public accountants was approved by the Company's audit committee.

        During the Company's two most recent fiscal years and the subsequent interim period through July 27, 2004, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG LLP's satisfaction, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its reports.

        The audit reports of KPMG LLP on the Company's consolidated financial statements as of and for the years ended March 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

        KPMG LLP's report on the consolidated financial statements as of and for the years ended March 31, 2004 and 2003 contained a separate paragraph stating that "the Company has suffered recurring losses from operations, and has an accumulated deficit, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are discussed in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        The Company has provided KPMG LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Current Report on Form 8-K/A is a copy of KPMG LLP's letter, dated August 2, 2004.

        During the Company's two most recent fiscal years and the subsequent interim period, the Company did not consult with Williams & Webster regarding any matter or event.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)     Exhibits

                16.1 Letter of KPMG LLP dated August 2, 2004 regarding change in certifying independent registered public accounting firm.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Dated:  August 3, 2004

                                        TIMELINE, INC.

                                        By: /s/ Charles R. Osenbaugh
                                        ---------------------------------------
                                           Charles R. Osenbaugh
                                           Chief Executive Officer and
                                           Chief Financial Officer